UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 6, 2022

HOLLY ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32225	20-0833098
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300

Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 871-3555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Limited Partner Units	HEP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On April 6, 2022, Holly Energy Partners, L.P. (NYSE: HEP) (the “Partnership”) issued a press release announcing that it and its wholly owned subsidiary, Holly Energy Finance Corp. (“Finance Corp”), intend to commence a private offering to eligible purchasers (the “Offering”) exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), subject to market and other conditions, of $400 million in aggregate principal amount of senior notes due 2027 (the “Notes”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

The Partnership intends to use the net proceeds from the Offering to partially repay outstanding borrowings under its revolving credit agreement.

This Current Report on Form 8-K shall not constitute an offer to sell nor the solicitation of an offer to buy the Notes or any other securities.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and some of the documents we incorporate by reference contain various “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. When used in this Current Report on Form 8-K or the documents we have incorporated herein or therein by reference, words such as “anticipate,” “project,” “expect,” “will,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may” and similar expressions and statements regarding our plans and objectives for future operations are intended to identify forward-looking statements. These forward-looking statements are based on our beliefs and assumptions and those of our general partner, using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties. Although we and our general partner believe that such expectations reflected in such forward-looking statements are reasonable, neither we nor our general partner can give assurance that our expectations will prove to be correct. All statements concerning our expectations for future results of operations are based on forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, estimated, projected or expected. Certain factors could cause actual results to differ materially from results anticipated in the forward-looking statements. These factors include, but are not limited to: (i) HF Sinclair Corporation’s (“HF Sinclair”) and our ability to successfully integrate the Sinclair Oil Corporation and Sinclair Transportation Company businesses acquired from REH Company (formerly known as The Sinclair Companies, referred to herein as “Sinclair”) (collectively, the “Sinclair Transactions”) with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline; (ii) risks relating to the value of our limited partner common units issued at the closing of the Sinclair Transactions from sales by the Sinclair holders following the closing of the Sinclair Transactions; (iii) the demand for and supply of crude oil and refined products, including uncertainty regarding the effects of the continuing COVID-19 pandemic on future demand and increasing societal expectations that companies address climate change; (iv) risks and uncertainties with respect to the actual quantities of petroleum products and crude oil shipped on our pipelines and/or terminalled, stored or throughput in our terminals and refinery processing units; (v) the economic viability of HF Sinclair, our other customers and our joint ventures’ other customers, including any refusal or inability of our or our joint ventures’ customers or counterparties to perform their obligations under their contracts; (vi) the demand for refined petroleum products in the markets we serve; (vii) our ability to purchase and integrate future acquired operations; (viii) our ability to complete previously announced or contemplated acquisitions; (ix) the availability and cost of additional debt and equity financing; (x) the possibility of temporary or permanent reductions in production or shutdowns at refineries utilizing our pipelines, terminal facilities and refinery processing units, due to reasons such as infection in the workforce, in response to reductions in demand or lower gross margins due to the economic impact of the COVID-19 pandemic, and any potential asset impairments resulting from such actions; (xi) the effects of current and future government regulations and policies, including the effects of current and future restrictions on various commercial and economic activities in response to the COVID-19 pandemic; (xii) delay by government authorities in issuing permits necessary for our business or our capital projects; (xiii) our and our joint venture partners’ ability to complete and maintain operational efficiency in carrying out routine operations and capital construction projects; (xiv) the possibility of terrorist or cyberattacks and the consequences of any such attacks; (xv) uncertainty regarding the effects and duration of global hostilities and any associated military campaigns which may disrupt crude oil supplies and markets for refined products and create instability in the financial markets that could restrict our ability to raise capital; (xvi) general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States; (xvii) the impact of recent or proposed changes in the tax laws and regulations that affect master limited partnerships; and (xviii) other financial, operational and legal risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission.

All forward-looking statements included in this Current Report on Form 8-K and all subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Other factors described herein, or factors that are unknown or unpredictable, could also have a material adverse effect on future results. You should not put undue reliance on any forward-looking statements. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2021. The forward-looking statements speak only as of the date made and, other than as required by securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

99.1	Press Release announcing the Proposed Offering of Senior Notes, dated April 6, 2022

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P., its General Partner

By:	Holly Logistic Services, L.L.C., its General Partner

By:	/s/ John Harrison
John Harrison
Senior Vice President, Chief
Financial Officer and Treasurer

Date: April 6, 2022